                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                          CERTIFICATEHOLDERS' STATEMENT
           pursuant to Section 5.07(b) of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  February 25, 2002

(i)     Amount of principal being paid or distributed in respect of the Certificates:
                         $0.00
                  ----------------------
                (   $           -       , per $1,000 original principal amount of the Notes)
                  ----------------------

(ii)    (a)  Amount of interest being paid or distributed in respect of the Certificates:
                         $468,270.83
                  ----------------------
                (   $   0.0000072       , per $1,000 original principal amount of the Notes)
                  ----------------------
        (a)  Amount of interest being paid or distributed in respect of the Certificates Strip:
                        $29,575.00
                  ----------------------
                (   $   0.0000005       , per $1,000 original principal amount of the Notes)
                  ----------------------
(iii)   Amount of Certificateholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
        (1)  (a)  Distributed to Certificateholders:
                         $0.00
                  ----------------------
                (   $           -       , per $1,000 original principal amount of the Certificates)
                  ----------------------
             (b)  Distributed to Certificateholders:
                         $0.00
                  ----------------------
                (   $           -       , per $1,000 original principal amount of the Certificates)
                  ----------------------
        (2)  (a)  Balance on Certificateholders:
                         $0.00
                  ----------------------
                (   $           -       , per $1,000 original principal amount of the Notes)
                  ----------------------
             (b)  Balance on Certificateholders:
                         $0.00
                  ----------------------
                (   $           -       , per $1,000 original principal amount of the Notes)
                  ----------------------

(iv)    Payments made under the Cap Agreement on such date:        February 22, 2002
                                                            -------------------------------
                (        $0.00          with respect to the Certificates,
                  ----------------------
                (        $0.00          with respect to the Notes,
                  ----------------------
                (        $0.00          outstanding amount owed to Cap Provider.
                  ----------------------

(v)     Pool Balance at end of related Collection Period:  $764,692,136.65
                                                        --------------------------


(vi)    After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:  $44,692,136.65
                                                                    --------------------------
             (2)  Class A-1 Note Pool Factor:          0.15961477
                                                --------------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:  $625,000,000.00
                                                                    --------------------------
             (2)  Class A-2 Note Pool Factor:          1.00000000
                                                --------------------
        (c)  (1)  Outstanding principal amount of Class M Notes:    $30,000,000.00
                                                                    --------------------------
             (2)  Class M Note Pool Factor:            1.00000000
                                                --------------------
        (d)  (1)  Outstanding principal amount of Certificates:     $65,000,000.00
                                                                    --------------------------
             (2)  Certificate Pool Factor:             1.00000000
                                                --------------------

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
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
(vii)   Certificate Interest Rate:
        (a)  In general
             (1)  Three-Month Libor was
                  2.1300000%       for the current period
                  -----------------
             (2)  The Student Loan Rate was:    Not Applicable      (1)
                                                --------------------
        (b)  Certificate Interest Rate:         3.0300000%     (Based on 3-Month LIBOR)
                                                ---------------

     (1)This Calculation not required unless Three-Month LIBOR for such Interest
        Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

(viii)       Amount of Master Servicing Fee for related Collection Period:      $971,961.74
                                                                           ---------------------
                   $ 0.000014953        , per $1,000 original principal amount of the Certificates.
                  ----------------------

(ix)         Amount of Administration Fee for related Collection Period:        $3,000.00
                                                                           ---------------------
                   $ 0.046153846        , per $1,000 original principal amount of the Certificates.
                  ----------------------

(x)     (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:      $1,108,351.75
                                                                                                 ----------------
        (b)  Delinquent Contracts                          # Disb.        %             $ Amount               %
                                                           -------      ----            --------             ----
             30-60 Days Delinquent                         2,037       2.30%          $ 21,304,956          3.96%
             61-90 Days Delinquent                           822       0.93%          $  7,481,366          1.39%
             91-120 Days Delinquent                          516       0.58%          $  5,116,194          0.95%
             More than 120 Days Delinquent                   852       0.96%          $  9,045,251          1.68%
             Claims Filed Awaiting Payment                   409       0.46%          $  3,589,833          0.67%
                                                        ----------  ----------        ------------       --------
                TOTAL                                     4,636        5.23%          $ 46,537,600          8.64%

(xi)    Amount in the Reserve Account:             $14,073,310.39
                                                   --------------------

(xii)   Amount in the Prefunding Account:          $0.00
                                                   --------------------

(xiii)  Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:             0.00





                                Page 6 of 8 pages